UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 13, 2017
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia Street, Suite 1830 Vancouver, British Columbia	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

(604) 682-9775
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01     Regulation FD Disclosure

On January 13, 2017, Uranium Energy Corp. (the "Company") issued a news release announcing that it has filed a preliminary prospectus supplement in the United States, and in Canada pursuant to the multi-jurisdictional disclosure system, to its U.S. "shelf" registration statement on Form S-3 and its Canadian MJDS base shelf prospectus in connection with a public offering of units of the Company.

A copy of the news release is attached as Exhibit 99.1 hereto.

Item 9.01       Financial Statements and Exhibits

(a)                  Financial Statements of Business Acquired

Not applicable.

(b)                  Pro forma Financial Information

Not applicable.

(c)                  Shell Company Transaction

Not applicable.

(d)                  Exhibits
Exhibit	Description
99.1	News Release dated January 13, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.
DATE: January 13, 2017.	By: /s/ Pat Obara Pat Obara, Secretary, Treasurer, and Chief Financial Officer

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